CHANGES TO ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of Changes To Accounting Pronouncements [Abstract]
Disclosure of expected impact of initial application of new standards or interpretations [text block]
3. CHANGES TO ACCOUNTING PRONOUNCEMENTS

On January 1, 2018, Vermilion will adopt IFRS 9 "Financial Instruments" and IFRS 15 "Revenue from Contracts with Customers".

IFRS 9 includes a new classification and measurement approach for financial assets and a forward-looking 'expected credit loss' model. Vermilion expects that there will be no material impact as a result of adopting IFRS 9. These changes are discussed in greater detail below:

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New classification and measurement approach for financial assets: IFRS 9 contains three classifications for financial assets - measured at amortized cost, fair value through other comprehensive income, and fair value through profit or loss. Vermilion's held for trading financial instruments will be classified as fair value through profit or loss while Vermilion's loans and receivables will be classified as measured at amortized cost. The new classification requirements are not expected to result in a change in the measured amounts of these financial instruments.

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Forward-looking 'expected credit loss' model: IFRS 9 includes a lifetime expected credit loss model that applies to Vermilion's accounts receivable. Based on the Company's actual credit loss experience and creditworthiness of Vermilion's customers and joint operations partners, the impact of adopting this credit loss model is not expected to be material.

IFRS 15 establishes a comprehensive framework for determining whether, how much, and when revenue from contracts with customers is recognized. Vermilion's revenue consists of the sale of petroleum and natural gas to customers at specified delivery points with pricing determined based on benchmark pricing plus or minus applicable offsets. Based on the Company's historic and outstanding contracts with customers, Vermilion anticipates that there will be no material changes to the timing, measurement, or presentation of revenue upon adoption of IFRS 15. However, there will be additional disclosure requirements necessary to comply with IFRS 15. This additional disclosure will primarily relate to the disclosure of the disaggregation of revenue by commodity, information which is currently available within Vermilion's Management's Discussion and Analysis.

Vermilion is required to adopt IFRS 16 "Leases" by January 1, 2019. IFRS 16 requires lessees to recognize a lease obligation and right-of-use asset for the majority of leases. On adoption, non-current assets, current liabilities, and non-current liabilities on Vermilion's consolidated balance sheet will increase. Interest expense will be recognized on the lease obligation and lease payments will be applied against the lease obligation. This is expected to result in a decrease to operating expense and general and administration expense. The quantitative impact of the adoption of IFRS 16 is currently being evaluated.